UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 19, 2016

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On May 19, 2016, The Southern Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale of $500,000,000 aggregate principal amount of 1.55% Senior Notes due 2018 (the “2018 Notes”), $1,000,000,000 aggregate principal amount of 1.85% Senior Notes due 2019 (the “2019 Notes”), $1,500,000,000 aggregate principal amount of 2.35% Senior Notes due 2021 (the “2021 Notes”), $1,250,000,000 aggregate principal amount of 2.95% Senior Notes due 2023 (the “2023 Notes”), $1,750,000,000 aggregate principal amount of 3.25% Senior Notes due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of 4.25% Senior Notes due 2036 (the “2036 Notes”) and $2,000,000,000 aggregate principal amount of 4.40% Senior Notes due 2046 (the “2046 Notes” and, together with the 2018 Notes, the 2019 Notes, the 2021 Notes, the 2023 Notes, the 2026 Notes and the 2036 Notes, the “Notes”), among the Company and the several underwriters named on Schedule I thereto for whom Citigroup Global Markets Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and Wells Fargo Securities, LLC are acting as representatives (the “Underwriters”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-202413) of the Company.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

1.2	Underwriting Agreement relating to the Notes, dated May 19, 2016, among the Company and the Underwriters.

4.2(a)	Twelfth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2018 Notes.

4.2(b)	Thirteenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2019 Notes.

4.2(c)	Fourteenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2021 Notes.

4.2(d)	Fifteenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2023 Notes.

4.2(e)	Sixteenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2026 Notes.

4.2(f)	Seventeenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2036 Notes.

4.2(g)	Eighteenth Supplemental Indenture to the Senior Note Indenture dated as of May 24, 2016, providing for the issuance of the 2046 Notes.

4.8(a)	Form of the 2018 Note (included in Exhibit 4.2(a) above).

4.8(b)	Form of the 2019 Note (included in Exhibit 4.2(b) above).

4.8(c)	Form of the 2021 Note (included in Exhibit 4.2(c) above).

4.8(d)	Form of the 2023 Note (included in Exhibit 4.2(d) above).

4.8(e)	Form of the 2026 Note (included in Exhibit 4.2(e) above).

4.8(f)	Form of the 2036 Note (included in Exhibit 4.2(f) above).

4.8(g)	Form of the 2046 Note (included in Exhibit 4.2(g) above).

5.1	Opinion of Troutman Sanders LLP relating to the Notes.

8.1	Tax Opinion of Troutman Sanders LLP.

12.1	Computation of ratio of earnings to fixed charges.

23.1	Consent of Troutman Sanders LLP (included in Exhibit 5.1 above).

23.2	Consent of Troutman Sanders LLP (included in Exhibit 8.1 above).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2016	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary